NOVEMBER 15, 2016 INVESTOR DAY Exhibit 99.1

FORWARD LOOKING STATEMENTS & DISCLAIMER
In addition to historical information, this presentation contains forward-looking statements within the meaning of the federal securities laws. Such forward-
looking statements include projections regarding the Company's beliefs and expectations about future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future,"
"will," "seek" and similar terms or phrases. These statements are based on the Company's beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company's business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company's ability to control or predict. Important factors that could cause the Company's actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the
Company's licensees to maintain their license agreements or to produce and market products bearing the Company's brand names, the Company's ability to retain and negotiate favorable licenses, the Company's ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled
"Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as amended, subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and, except as required by applicable law, the Company undertakes no obligation to update or revise publicly any forward-looking statements.
This presentation contains projections which are based on numerous assumptions about revenue, margins, competitive factors, industry performance, general business and economic conditions and other factors which cannot be accurately predicted.  Any information provided herein related to periods subsequent to the date of this presentation shall be deemed projections for purposes hereof. Although the Company believes that such assumptions are reasonable, they may be incomplete or incorrect, and unanticipated events and circumstances may occur.  The projects are subject to uncertainties inherent in any attempt to predict the results of operations for a company over a prolonged period.  Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse.  The projections should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results.  The financial projections have not been prepared, reviewed, or compiled by any firm of independent accountants.  The projections were not prepared with a view to compliance with published guidelines of the Securities and Exchange Commission or any state securities commission, or the guidelines established by the American Institute of Certified Public Accountants.
All retail equivalent sales in this presentation are based on sales of Iconix brands in 2015.

AGENDA • OVERVIEW • ICONIX TODAY • COMPREHENSIVE STRATEGIC REVIEW • ROADMAP TO VALUE CREATION • Q&A 2

OVERVIEW 3

EXECUTIVE SUMMARY
•
Iconix
is the Leader in Large and Highly Profitable Global
Brand Management Industry
•
New Management Team with Deep Industry Experience
•
Path to Organic Growth Driven By Strategic Choices,
Enhanced Toolset
•
Portfolio Management Approach to M&A and Brand
Ownership
•
Plan for Reduced Leverage and Improved Capital Structure

PORTFOLIO
MANAGEMENT
GLOBAL
ORGANIC GROWTH
PRUDENT CAPITAL
MANAGEMENT
HIGH OPERATING MARGIN, STRONG FREE CASH FLOW, ASSET LIGHT
EXPERIENCED LEADERSHIP,  WORLD CLASS IP PORTFOLIO, ACTIVE BRAND
MANAGEMENT
+
+
TOP 25% TSR PERFORMANCE
ROADMAP TO VALUE CREATION

STRATEGIC PLAN
2017
EVOLUTION
•
Solve 2018 convertible notes
•
Leverage ratio < 7.0x
•
Active brand management &
new brand building tools
•
Prioritize resources
•
Modest organic growth
•
Domestic, international &
global targets
•
Maximize available capital
2018 / 2019
GROWTH
•
Mid single digit organic
growth, margin expansion
•
Enhanced toolset generates
return
•
Leverage ratio ~5.0x
•
Solve securitization facility
•
$25M annual royalty revenue
from acquisitions
2016
TRANSITION
•
Analysis of market, consumer,
brands & partnerships
•
Identify growth opportunities
•
New management team
•
Refinanced $300M
•
Repurchased ~$105M of
2018s
•
Develop targeted acquisition
strategy
•
Evaluate brands for long-term
viability

7 ICONIX TODAY

PREEMINENT GLOBAL BRAND MANAGEMENT COMPANY
ACTIVE BRAND
MARKETERS
DTRs
60
$13 BILLION
RETAIL EQUIVALENT
SALES
WORLDWIDE
30
BRANDS
OWNERS
1,700
LICENSES
INNOVATIVE
PARTNER
TO WORLD’S
LEADING
RETAILERS

ICONIX –
THE PREMIER GLOBAL
BRAND MANAGEMENT COMPANY
100+
COUNTRIES

John
Haugh
CEO
Carolyn
D’Angelo
Women’s &
Home
Vincent
Nesi
Men’s
Willy
Burkhardt
International
Roz
Nowicki
Entertainment
Mary
Gleason
Incubator
EXPERIENCED LEADERSHIP TEAM
WITH DEEP INDUSTRY KNOWLEDGE
Peter
Cuneo
Chairman
(Entertainment)
Drew
Cohen
(Licensing)
Sue
Gove
(CEO/CFO
Retail)
Jim
Marcum
(CEO Retail)
Mark
Friedman
(Apparel/
Retail)
Sanjay
Khosla
(International,
BoDs)
Kristen
O’Hara
(CMO Digital)
Kenneth
Slutsky
(Governance)
Dave
Jones
CFO
Jason
Schaefer
GC
David
Blumberg
M&A
Peggy
Eskenasi
Design, PD,
Sourcing
TBA
CMO

WOMEN’S
CANDIES
BONGO
JOE BOXER
RAMPAGE
MUDD
LONDON FOG
MOSSIMO
OCEAN PACIFIC
DANSKIN
MATERIAL GIRL
HYDRAULIC
MEN’S
ROCAWEAR
STARTER
ECKO UNLTD.
ZOO YORK
MODERN
AMUSEMENT
ED HARDY
NICK GRAHAM
UMBRO
PONY
ARTFUL DODGER
LEE COOPER
HOME
CANNON
FIELDCREST
CHARISMA
ROYAL
VELVET
SHARPER
IMAGE
WAVERLY
ENTERTAINMENT
PEANUTS
STRAWBERRY
SHORTCAKE

WORLD CLASS BRAND PORTFOLIO
32%
22%
11%
35%
Note: Chart represents trailing 12-month revenue

Bongo
Candie’s
Cannon
Charisma
Joe Boxer
Mudd
Peanuts
Royal Velvet
Sharper
Image
Waverly
Zoo York
Danskin
Ecko
Unltd.
Material Girl
Peanuts
Rocawear
Starter
London Fog
Cannon
Charisma
Danskin
Now
Fieldcrest
Joe Boxer
Waverly

Mossimo
OP
Peanuts
Sharper
Image
Starter
PARTNERING WITH BEST-IN-CLASS
RETAILERS AT ALL TIERS OF DISTRIBUTION

37 TOTAL LARGE DTR RENEWALS INDUSTRY LEADING RECORD OF RENEWALS 12 RETAILER BRAND RENEWALS 10x 3x 1x 8x 8x 3x 4x RETAILER BRAND RENEWALS

BUSINESS UNDERPINNED BY SIGNIFICANT
GMRs
AGGREGATE FUTURE
GUARANTEED MINIMUMS
2016
GUARANTEED MINIMUMS
$800M+
OVER
OF EXPECTED
REVENUE
GUARANTEED
60%
Note: Aggregate guaranteed minimums as of 10/1/16

14 COMPREHENSIVE STRATEGIC REVIEW

Iconix
Position:
•
Strong base of powerful brands, important retail
relationships, financially attractive business model
•
Business had become dependent on acquisitions; brand
management was passive
New Approach:
•
Assessed every value-creating component: Geographies,
Channels, Consumer, Categories, Marketing, Brands
WHAT IS OUR VALUE CREATION STRATEGY?

1.
Market &
Consumer
Analysis
2.
In-Depth
Review of Iconix
Business
3.
Individual
Brand
Assessment
VALUE CREATION ASSESSMENT
•
Adopting more data-driven, fact-based, analytical and objective approach

DISTRIBUTION CHANNELS
GLOBAL LICENSING
INDUSTRY
APPAREL
HOME
ENTERTAINMENT
•
$13+ billion industry
•
Fragmented market
•
Apparel, Accessories, Home &
Toys lead
•
$500 billion market
•
4% CAGR 2011-2015
•
Highest growth categories
o
Sports Apparel
o
Footwear
o
Accessories
•
$27 billion market
•
1% CAGR 2011-2015
•
Highest growth categories
o
Top of Bed
•
$320 billion market
•
4% CAGR 2011-2015
•
Highest growth categories
o
Digital Content
o
Social Media
•
Fastest growing channels:
Digital, Off-Price
•
Mass, Mid-Tier and
Department Stores under
indexing in growth
1. MARKET & CONSUMER ANALYSIS

CONSUMER TRENDS
•
Accelerating shift to digital
•
Divergence of boomer and
millennial
•
Increasing consumer
discount demand
Source: Boston Consulting Group (“BCG”) Market Analytics

BUSINESS MODEL
SEGMENTS
DISTRIBUTION CHANNELS
INTERNATIONAL
•
Over 50% of International revenue driven by
two brands (Umbro, Lee Cooper)
•
Global break-out potential for additional
brands
•
High concentration of revenue generated by
Mass & Mid-Tier retail partners
•
DTR business dependable with large volume
programs
•
Wholesale less successful (driven by Men’s
challenges)
•
Partners seeking our expertise and support
•
Women’s and Home source of high visibility
revenue
•
Men’s Fashion cause of historical organic
growth weakness
•
Entertainment strength driven by new content
2. IN-DEPTH REVIEW OF ICONIX BUSINESS
Note: International excludes Entertainment

RETAILER LANDSCAPE
BRAND POSITIONING & STRENGTHS
MARKET TRENDS & OPPORTUNITIES
LICENSE STRUCTURE
•
Royalty rate
•
Advertising fee
•
Expiration
•
Categories
•
Geographies
•
Brand DNA
•
Core consumer
•
Price and product positioning
•
Competition
•
Distribution channel volume
•
Retailer initiatives and financial health
•
Category trends
•
Demographic specific behavior
•
Shopping and buying habits
3. INDIVIDUAL BRAND ASSESSMENT

STRATEGIC REVIEW LED TO…
ONE ICONIX
•
Deeper
relationships
•
Holistic approach
BRAND BUILDING
TOOLS
•
Marketing
•
Trend and merchandising
•
Design, product
development, sourcing
DRIVERS
Significant growth initiatives
across market segments,
distribution channels &
geographies
MAINTAIN
Active brand management to
maintain existing revenue
streams
INCUBATE
Evaluation and dedicated
resources for brands that are
small in size or have faced
certain growth challenges
BRAND CATEGORIZATION
DRIVERS
MAINTAIN
INCUBATE

21 INCUBATE MAINTAIN DRIVERS REVENUE GROWTH POTENTIAL ICONIX BRAND CATEGORIZATION

22 ROADMAP TO VALUE CREATION

PORTFOLIO
MANAGEMENT
GLOBAL
ORGANIC GROWTH
PRUDENT CAPITAL
MANAGEMENT
HIGH OPERATING MARGIN, STRONG FREE CASH FLOW, ASSET LIGHT
EXPERIENCED LEADERSHIP,  WORLD CLASS IP PORTFOLIO, ACTIVE BRAND
MANAGEMENT
+
+
TOP 25% TSR PERFORMANCE
ROADMAP TO VALUE CREATION

($7M) MAINTAIN INCUBATE +$7M PATH TO ORGANIC REVENUE GROWTH OF $50 MILLION BY 2019 24 +$20M +$30M DRIVERS 2016 2019 International 4% CAGR Domestic

25 INCUBATE MAINTAIN DRIVERS DRIVERS BRANDS REVENUE GROWTH POTENTIAL

ACTIVE SEGMENT
NEW DISTRIBUTION
CHANNELS
DIRECT-TO-CONSUMER
“DTC”
INTERNATIONAL
OPPORTUNITY
BACKGROUND
Danskin, Umbro, Starter, PONY
High brand equity
Strong growth market
Penetrate untapped, large distribution
channels
Control brand and gain knowledge about
consumer
Maximize value of brands that have equity
outside the U.S.

DRIVERS -
KEY OPPORTUNITIES
DRIVERS

•
Heritage and brand equity
•
100+ years old
•
1st women’s only
activewear
and dancewear
brand
•
Ageless consumer
BRAND DNA
RETAIL POSITIONING
•
$1B+ DanskinNow
business at Walmart
this year
•
Halo, gymnastics,
and dancewear lines

ACTIVE -
DANSKIN
GO FORWARD STRATEGY
•
Actively maintain core
Walmart
business
•
Further develop
elevated collection
DRIVERS

BRAND DNA
RETAIL POSITIONING
•
90+ year brand history
•
Rich heritage blends
performance with style
for players, teams and
fans
•
Ignite Umbro
brand in U.S.
•
Dominate teamwear
•
Leverage growing soccer
popularity in U.S.
•
2018 World Cup marketing
exposure
•
DTR license with Dick’s
Sporting Goods for
sporting goods channel
ACTIVE -
UMBRO U.S.

GO FORWARD STRATEGY
DRIVERS

BRAND DNA
RETAIL POSITIONING
•
Performance everyday
athleticwear with quality
and style
•
Founded in 1971,
pioneered fusion of
sports and culture by
partnering with leagues
and colleges
•
Infusion of new design
for men and women that
leverages everyday
athleticwear heritage
•
Grow curated halo line
with collaborations
•
Drive League business
•
Starter Active at Walmart
•
Starter Black halo line at
specialty stores and
online, featuring League
merchandise
ACTIVE -
STARTER

GO FORWARD STRATEGY
DRIVERS

BRAND DNA
RETAIL POSITIONING
•
Retro footwear inspired
brand for fashionable
sports minded consumer
•
Three tiers –
PONY
Sport, PONY Classics,
Product of New York
•
Launch core footwear in
Spring 2017 with strong
marketing activation
•
Expand product
assortment and brand
presence with
ambassadors and
collaborations
•
Halo brand Product of
New York at high-end
retailers
Limited distribution
ACTIVE -
PONY U.S.

GO FORWARD STRATEGY
DRIVERS

$90B
•
Strength in Mass & Mid-Tier; $175B+ addressable market
Total Estimated Apparel, Footwear & Accessories Market by Channel
68%
$65B
14%
$35B
0%
$16B
1%
$15B
4%
$4B
0%
$86B
5%
$40B
4%
4%
MASS
MID-TIER
DOLLAR
CLUB
PURE
E-COM
OFF-PRICE
DRUG
DEPT
STORE
SPECIALTY
% of
ICONIX
REV
CHANNELS

Source: BCG Market Analytics
$106B
DRIVERS

CHANNELS -
NEW OPPORTUNITY

•
Penetrate untapped, large distributions channels; addressable market of $280B+
•
Momentum for our brands in Drug, Dollar and E-Commerce
$90B
Total Estimated Apparel, Footwear & Accessories Market by Channel
68%
$65B
14%
$35B
0%
$16B
1%
$15B
4%
$4B
0%
$86B
5%
$40B
4%
4%
MASS
MID-TIER
DOLLAR
CLUB
PURE
E-COM
OFF-PRICE
DRUG
DEPT
STORE
SPECIALTY
$106B
% of
ICONIX
REV
Source: BCG Market Analytics
DRIVERS

Ethnicity
17% Asian/Pacific Islander
African American
35% Hispanic
5% Indian
29% Caucasian
Age Groups
4% 12+
19-25
26-32
26% 33-39
10% 40-46
0% 47-52

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DIRECT-TO-CONSUMER CONSUMER INTELLIGENCE/DATA* CONSUMER ENGAGEMENT E-COMMERCE • Control brand and gain knowledge about consumer *For illustrative purposes only DRIVERS

CONSUMER ENAGEMENT & E-COMMERCE REVENUE 34 CONSUMER ENGAGEMENT & LINK TO RETAIL PARTNER DIRECT-TO-CONSUMER DRIVERS

BRANDING COMMUNICATION ASSORTMENT OPERATING PARTNER ICONIX INVENTORY ORDER MANAGEMENT SYSTEM DISTRIBUTION 35 • E-Commerce asset-light business model DIRECT-TO-CONSUMER DRIVERS

NYC HEADQUARTERS
24%
EUROPE
LONDON,
MANCHESTER
OFFICES
24%
LATIN AMERICA
SANTIAGO,
SAO PAULO
OFFICES
8%
CANADA
11%
MEA
6%
SOUTHEAST
ASIA
4%
CHINA
HONG KONG,
SHANGHAI
OFFICES
•
Expertise on the ground
•
Growing network in-market
6%
AUSTRALIA
5%
INDIA

INTERNATIONAL -
ICONIX TODAY
Note: Percentages are based on 2016 revenue forecast, excludes Entertainment
DRIVERS
~$70M
2016 Est.
Revenue

INTERNATIONAL -
ICONIX GROWTH
•
6 brands driving over 80% of growth
•
4 territories driving over 70% of
growth
TERRITORY
% OF INT’L
GROWTH
(2016-2019)
EUROPE
LATIN AMERICA
CHINA
MEA
24%
23%
16%
10%
DRIVERS
UMBRO
38%
LEE
COOPER
23%
MOSSIMO
8%
ECKO 5%
DANSKIN 4%
STARTER 3%
OTHER 19%
2016 estimated
International
revenue by
brand
Note: International excludes Entertainment

TRADITIONAL
LICENSING
LICENSING/EQUITY
HYBRID
EQUITY IN OPERATING
COMPANIES
IP SALES
•
LEE COOPER
•
JOE BOXER
•
ROCAWEAR
•
RAMPAGE
•
UMBRO
•
DANSKIN
•
CANDIES
•
MATERIAL GIRL
•
ECKO UNLTD
•
MARC ECKO
CUT & SEW
•
ZOO YORK
•
ARTFUL DODGER
•
BADGLEY MISCHKA
•
LONDON FOG
•
ED HARDY
$8M+ GMRs
To be monetized
$20M+ IP sales
INTERNATIONAL -
CHINA
•
Built strong infrastructure
(brand management, marketing and retail/online)
•
International knowledge and localized know-how
•
Multiple paths to value creation

DRIVERS
$37M GMRs
$43M cash expected
from sales of equity
interest in brands

39 MAINTAIN BRANDS INCUBATE MAINTAIN DRIVERS REVENUE GROWTH POTENTIAL

•
Maintain core business to protect foundation of
portfolio’s cash flow
•
Renewed focus on keeping brands strong and in
front
of consumers
•
Prioritize marketing and other resources where able
to achieve greatest return
•
Mitigate risk in changing retailer landscape
MAINTAIN STRATEGY
MAINTAIN

$6B+
RETAIL EQUIVALENT

WOMEN’S BUSINESS
•
Anchored by large and
stable direct-to-retail
businesses with best-in-
class partners
•
Improving trend and
design, social media
presence and in-store
experience
•
Maintain high margins
MAINTAIN

• Healthy home business in the U.S. driven by successful DTR strategy with major retailers • Charisma and Waverly largest growth opportunities 42 HOME BUSINESS $1B+ RETAIL EQUIVALENT MAINTAIN

• Stabilizing business • Executing on e-commerce strategy • Mid-Tier distribution opportunity 43 MEN’S BUSINESS $2.5B+ RETAIL EQUIVALENT MAINTAIN

•
Global brand with
99% consumer
awareness
•
1,000 licenses
globally
•
Strong movie
momentum
•
Iconic girls property with
over 35 years heritage
•
350+ licenses globally
•
Investing in new content
PEANUTS
STRAWBERRY
SHORTCAKE

ENTERTAINMENT BUSINESS
$2.5B RETAIL EQUIVALENT
MAINTAIN

INCUBATE BRANDS INCUBATE MAINTAIN DRIVERS REVENUE GROWTH POTENTIAL 45

STRATEGY
Brand Size
Unclear Fit
Market Position
BRANDS
9
REVENUE
$30M

•
Allocate separate, dedicated leadership to
potentially valuable but challenged brands
•
Prioritize resources focused on greatest return
INCUBATE STRATEGY
Note: Revenue refers to 2016 expectations
INCUBATE

Maintain or Drivers Divest CORE BUSINESS BRAND INCUBATOR • Continuous evaluation process for incubate brands FUTURE POSITION WITHIN ICONIX 47 INCUBATE

48 BRAND BUILDING TOOLS BRAND CATEGORIZATION DRIVERS MAINTAIN INCUBATE BRAND BUILDING TOOLS • Marketing • Trend and merchandising • Design, product development, sourcing

•
Create long-term opportunities for organic growth
MARKETING
Build brands with new 360
Communication Strategy
TREND &
MERCHANDISING
Support partners with
enhanced services to
maintain and grow market
share
DESIGN, PRODUCT
DEVELOPMENT &
SOURCING
Provide leadership and
expertise to drive product
quality and
competitiveness
STRENGTHEN & ADD TOOLS

IN-STORE
EXPERIENCE
VISUAL
MERCHANDISING
DIGITAL
BANNERS
OUTDOOR
PAID
SEARCH
PR
SOCIAL
MEDIA
EMAILS
NATIONAL
ADVERTISING
BRAND
AMBASSADORS
MARKETING EVOLUTION
360 COMMUNICATION
STRATEGY
•
Maintain national brand image
and awareness
•
Driving sales to our retail
partners: brick & mortar and
e-commerce
•
Adopt omni-channel approach:
meet consumers everywhere
they are

PR
•
Online/Print Editorial
•
Fashion, Trade,
Lifestyle, and
Entertainment
Features
MEDIA PARTNERSHIPS
•
Refinery29
•
Cosmopolitan
•
WhoWhatWear.com
IN-STORE
•
Campaign Signage
DIGITAL/SOCIAL
•
Social Media
Activations &
Takeovers
•
Website Re-launch
PRODUCT
•
Creative direction for
capsule collections
•
Styling and product
development
•
Concept generation
•
Sarah Hyland, Creative Director for Candie’s
360 COMMUNICATION STRATEGY

X • Strategic collaborations and capsule collections to drive brand relevancy X BRAND BUILDING

TREND EXPERTISE SHOP GLOBAL MARKET FOR TRENDS TRANSLATE INTO SPECIFIC APPLICATIONS FOR ICONIX BRANDS PRESENT QUARTERLY STRATEGY TO PARTNERS

MERCHANDISING SUPPORT CREATE IN-STORE FIXTURE CONCEPTS PROVIDE ONLINE ENVIRONMENTS EVOLVE PACKAGING & LOGOS

DESIGN, PRODUCT DEVELOPMENT & SOURCING
•
Creating value for brands and products
DESIGN
•
Clearly defined aesthetic standards across
categories
•
Superior materials and execution
SOURCING
•
Competitive quality
•
Optimized profitability
•
Increased speed to
market
PRODUCT DEVELOPMENT
•
Leadership of collaborative
process
•
Consistent, competitive designs
•
Differentiation from private brands
BRAND
&
PRODUCT
SOURCING
PRODUCT
DEVELOPMENT
DESIGN

DIAMOND ICON

•
Leverage existing design, product development and sourcing platform
•
30+ person team
based in Manchester,
UK
•
Over 5,500 SKUs per year
across footwear, apparel,
accessories and
equipment
•
Facilitate placement
and production of
orders for
~$300M retail sales
Note: Iconix owns 51% of Diamond ICON

57 ONE ICONIX ONE ICONIX • Deeper relationships • Holistic approach BRAND CATEGORIZATION DRIVERS MAINTAIN INCUBATE

BROADER, DEEPER RELATIONSHIPS WITH RETAILERS 58

HOLISTIC APPROACH TO KEY CATEGORIES
•
Leverage knowledge and total category volume across brands
FOOTWEAR
DENIM
$1B+ Retail Equivalent Sales
$500M+ Retail Equivalent Sales
Candie’s, Bongo, Rampage, London Fog, OP,
Danskin, Material Girl, Joe Boxer, Mudd,
Mossimo, Starter, Zoo York, Ecko
Unltd.,
Rocawear, Pony
Mossimo, Lee Cooper, Bongo, Material Girl,
Mudd, Candie’s, Rocawear

PORTFOLIO
MANAGEMENT
GLOBAL
ORGANIC GROWTH
PRUDENT CAPITAL
MANAGEMENT
HIGH OPERATING MARGIN, STRONG FREE CASH FLOW, ASSET LIGHT
EXPERIENCED LEADERSHIP,  WORLD CLASS IP PORTFOLIO, ACTIVE BRAND
MANAGEMENT
+
+
TOP 25% TSR PERFORMANCE
ROADMAP TO VALUE CREATION

•
Strategic approach to acquisitions
–
Leverage existing platform
–
International, domestic and global targets
–
Maximize available capital
•
Review of brands for portfolio optimization
–
Divest when strategically advantageous
–
Continue to assess incubate brands
–
Focused on generating greatest returns
PRINCIPLES OF PORTFOLIO MANAGEMENT

•
Additional $25M of annual royalty revenue by year-end
2019
•
Focus on core categories of Fashion, Active and Home

INTERNATIONAL
GLOBAL
DOMESTIC
ACQUISITION GOALS
•
Tuck-in; leverage
existing network and
expertise
•
Utilize growing teams
on the ground to
source, structure and
diligence
•
Transformative
transaction; add to
brand building tools
•
Seek targets adding
$10M+ annual
royalty revenue
•
Utilize permitted
domestic restricted
cash
•
Seek targets adding
$25M+ annual
royalty revenue
•
Seek targets adding
$5M+ annual royalty
revenue
•
Utilize International
cash

PROPOSED ICONIX CANADA
& BUFFALO IP TRANSACTIONS
Expected to be net neutral to earnings and positive to cash flow
Proceeds to be used to reduce debt or strategic acquisition
Expected to close within 60 days
Note: There can be no assurance the proposed transactions will be consummated
PLAN TO ACQUIRE
100% OF ICONIX CANADA
•
Iconix
owns 51% (consolidated JV)
•
Master licensee has call option on brand in 2026
•
Selling back to founders
•
Consolidated annual royalty revenue ~$17M
•
Current contribution to Iconix
pre-tax income
~$5.5M
PLAN TO DIVEST
OWNERSHIP OF BUFFALO IP
•
Iconix
owns 50% (consolidated JV)
•
Consistent with strategy to have control
•
Consolidated annual royalty revenue ~$6M
•
Current contribution to Iconix pre-tax income
~$2.3M

ORGANIC 2016 REVENUE 2019 REVENUE $350M $425M $50M ACQUISITIONS $25M 64 TOTAL PROJECTED REVENUE GROWTH Note: 2016 Revenue adjusted for Buffalo transaction +7% CAGR

REVENUE
OPERATING
MARGIN
2016
ESTIMATED
2019
PROJECTED
$350M
$425M
48%
50%
•
$50M organic
•
$25M acquisitions
•
Profitable organic
•
Accretive acquisitions
PATH
TO GROWTH

EPS:
•
NON-GAAP
•
GAAP
$1.06
$0.89
$1.25
$1.25
3 YEAR FINANCIAL PLAN
Note: 2016 Revenue adjusted for Buffalo transaction
2016 Non-GAAP EPS includes approximately $0.12 related to the sale of the Badgley
Mischka
brand
•
Revenue growth
•
Margin expansion

•
60% of total compensation based on Iconix performance
–
Annual incentive awards
•
75% Net Income and Revenue
•
25% Strategic/functional objectives
–
Long-term incentive awards
•
Two-thirds tied to cumulative operating income with a TSR
qualifier to earn over 100%
–
Stock ownership guidelines in place
EXECUTIVE TEAM INCENTIVIZED TO DRIVE
BUSINESS RESULTS

PORTFOLIO
MANAGEMENT
GLOBAL
ORGANIC GROWTH
PRUDENT CAPITAL
MANAGEMENT
HIGH OPERATING MARGIN, STRONG FREE CASH FLOW, ASSET LIGHT
EXPERIENCED LEADERSHIP,  WORLD CLASS IP PORTFOLIO, ACTIVE BRAND
MANAGEMENT
+
+
TOP 25% TSR PERFORMANCE
ROADMAP TO VALUE CREATION

•
Refinancing upcoming debt top priority
•
Target leverage ~5.0x by 2019
•
Use all available unrestricted domestic cash to de-lever
•
Disciplined approach to acquisitions utilizing available
restricted cash and international cash

CAPITAL MANAGEMENT STRATEGY

$250M TOTAL CASH

CURRENT CASH SUMMARY
$69M
U.S. Unrestricted
$110M
U.S. Restricted
$74M
International
Unrestricted
•
$46M wholly owned
•
$23M consolidated JVs
•
$64M available for acquisitions
•
$46M securitization facility
•
$74M available for international
acquisitions
$138M
available for
acquisitions

•
Plan to extend $100M VFN maturity to January 2020
•
Repurchased ~$105M of 2018 convertible notes at a
discount
•
~$295M convertible notes due March 2018
CURRENT CAPITAL STRUCTURE
2017
2018
2019
2020
2021
$471M
$484M
$228M
$76M
$76M
Securitization
Term Loan
Convertible Note
VFN

2018 CONVERTIBLE NOTES
•
~$295M outstanding
~$70M expected to be paid with existing cash and
free cash flow
~$225M expected to be refinanced
•
Top priority
•
Healthy lending environment
•
Stabilized business and new management team
•
SEC accounting review/restatements completed

$1.35B
$1.0B
~8.0x
~5.0x

DE-LEVERING
•
Expect to generate over $400M of
free cash flow over next 3 years
•
Natural de-levering via $76M
amortization per year
•
Projecting EBITDA growth
•
Asset dispositions could
accelerate de-levering
•
Target leverage ~5.0x by 2019
Year-end
2016
Year-end
2019
TOTAL DEBT

KEY TAKEAWAYS
•
Iconix
is the Leader in Large and Highly Profitable
Global Brand Management Industry
•
New Management Team with Deep Industry Experience
•
Path to Organic Growth Driven By Strategic Choices,
Enhanced Toolset
•
Portfolio Management Approach to M&A and Brand
Ownership
•
Plan for Improved Leverage and Capital Structure
Transparent,
Proactive
Shareholder
Communication

74 Q&A

NOVEMBER 15, 2016 INVESTOR DAY